GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-   GENERAL

a.
Gaming Ventures Plc ("Gaming Ventures"), was incorporated under the laws of the Isle of Man on July 11, 2006. Gaming Ventures has 80% equity interest in RNG Gaming Ltd ("RNG") which has filed for voluntary dissolution in 2009 (see 1.c below). Following the sale of RNG' Intellectual Property (see 1.c below), Gaming Ventures no longer offers any development work and software licensing for third parties and is currently a shell company.

b.
According to an agreement between Gaming Ventures and Win Gaming Media Inc. a Delaware Company (formerly Zone 4 Play, Inc.)  ("WGM DE"),, Gaming Ventures purchased from WGM DE all right, title, and interest in its intellectual property rights and assets related to its Black Jack business ("BJ Business") on a "going concern" and "as is" basis, in exchange for a promissory note in the principal amount of $2.25M. The valuation was based on an appraisal report made by an independent appraiser. This promissory note was to be in effect for Five Years from September 25, 2006 (60 months). Principal was supposed to be paid in five (5) equal annual installments of $ 450,000 each and with  interest of $US Libor +1.5% per annum. The entire amount was recorded as a capital surplus since it reflected a transaction among the Win Global Markets group. The technology was previously recorded in WGM DE financial statements at a book value of zero.  As of December 31, 2010, the Company did not pay any payments owed on account of the promissory note to WGM DE.

Effective January 2011 WGM DE forgave all amounts due under the Promissory Note, including all accrued but unpaid interest. Forgiving such amount was recorded in equity as it reflects a transaction between related parties.

c.
On April 13, 2009, RNG entered into an Intellectual Property and Technology Purchase Agreement, ("the Agreement"), under which RNG agreed to sell to an unaffiliated party and a leading online gaming software provider, substantially all of its multiplayer Blackjack tournament software platform, including its related intellectual property, for consideration of a total amount of $250,000 and a 3% share of buyer's Blackjack revenue (as defined in such agreement) each year for the first 3 years from the date in which the buyer launches full commercial use of the Blackjack game, and 2% of buyer's Blackjack revenue thereafter for an unlimited duration. The total consideration was used to offset the indebtedness of the parent company to the buyer and this amount was recorded against related party.

$50,000 was attributed to the 20% minority holder in RNG. In 2009 the Company paid $30,000 on account and the second installment of $20,000 was paid in 2010.

Following the sale of all RNG's assets, RNG has filed for voluntary dissolution with the Companies' register of Isle of Man. The dissolution process was completed and the company was dissolved on 31 August 2010.

d.
On August 4, 2006, Gaming Ventures filed with the Securities and Exchange Commission ("SEC") a registration statement on Form 20-F. As a result, Gaming Ventures is a reporting entity with the SEC that has the reporting obligations of a foreign private issuer. The company shares are not tradable.

e.
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has accumulated deficit of 4,867,902 and has not generated positive cash flows since inception. The consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty.